Exhibit 10(j)(15)

AMENDMENT NO. 14
TO
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

WHEREAS, Alltel Corporation (the "Company") maintains the Alltel Corporation Pension Plan, as amended and restated effective January 1, 2001, and as subsequently amended (the "Plan"); and

WHEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth:

Part A

1. Effective for periods on or after April 22, 2005, the Plan is amended to change all references of "ALLTEL" to "Alltel".

2. Effective for periods on or after April 22, 2005, Section 1.28 of the Plan is amended to provide as follows:

Plan

The Alltel Corporation Pension Plan, as set forth herein and as may be amended from time to time. Where the context requires, Plan and provisions herein shall refer to the provisions of the Plan as in effect as of the relevant time.

Part B

3. Effective as of December 31, 2004, Section 4.01(c) of Appendix MM to Section 13.37 of the Plan is amended to provide as follows:

(c)
Prior to its reduction as set forth in paragraph (b) above, the Benefit shall be computed as an amount payable for the life of the Member equal to the Benefit set forth in (1) or (2) below, whichever is applicable, but, in no event less than the amounts determined under (3), (4), or (5) below, whichever is applicable.

(1)	Reserved.
            (2)          (A-1) Monthly retirement Benefits for Members who retire from those job classifications listed in Table I below shall be in accordance with the Pension Band assigned to the Member's job classification and the provisions of Section (2)(A-6) below:

TABLE I

PENSION BAND CLASSIFICATIONS
(Effective January 1, 2005)

Job Classification	Pension Band

Accounting Machine Operator	7
Advanced Clerical	7
Assignment Clerk	7
Building Maintenance Mechanic	17
Building Service Attendant	7
Building Service Attendant and Monitor	7
Cable Technician	18
Cellular/Phone Center Technician	17
Clerk (formerly Clerk-Typist)	7
Construction Technician (formerly Technician-Network Construction)	18
Customer Service Technician (formerly Technician-Customer Fulfillment)	18
Facility Technician	18
Frame Attendant	8
Large Systems Technician	19
Mail Carrier/Coin Collector	7
Mail Clerk	7
Materials Distribution Specialist	10
Service Representative	9
Small Systems Technician	16
Special Service Test Technician (formerly Tech.-Service Assurance)	18
Technician - Digital Services	18
Technician - Network Switching	18
Technician - Network Transport	18
Wire Installation Technician	7
Wire Technician	7

[CONTINUED NEXT PAGE]

PENSION BAND CLASSIFICATIONS
(Effective October 16, 2001 to December 31, 2004) (HISTORICAL)

Job Classification	Pension Band

Accounting Machine Operator	3	(5*)	(7**)
Advanced Clerical	4	(6*)	(7**)
Apparatus Service Attendant	1	(8*)	(7**)
Assignment Clerk	5	(7**)
Building Maintenance Mechanic - Lincoln & Territory	17
Building Service Attendant	1	(5*)	(7**)
Building Service Attendant and Monitor	1	(5*)	(7**)
Cable Technician	18
Cellular/Phone Center Technician	17
Clerk-Typist	2	(5*)	(7**)
Commercial Representative - Lincoln & Territory	18
Commercial Representative - Lincoln & Territory	21
Computer Operator	5	(7**)
Control Clerk	13
Copy Center Operator	11
Customer Service Technician - Lincoln & Territory	17
Data Communications Technician	18
Data Entry Operator	1	(5*)	(7**)
Dispatcher	19
Distribution Center Attendant	4	(9*)	(7**)
Distribution Center Clerk	5	(7**)
Distribution Center Trucker	12
Driver - Construction	16
Electronic Repair Center Radio Technician	19
Electronic Repair Center Technician	18
Equipment Operator	16
Equipment Repair Technician	17
Equipment Service Attendant	4	(11*)	(7**)
Facilities Support Representative	9
Facility Technician - Lincoln & Hastings	18
Fleet Services Attendant	3	(8*)	(7**)
Fleet Services Mechanic	17
Frame Attendant - Lincoln & Territory	8
General Clerk	11
General Repair Center Stock Clerk	17
Group Leader (Wage Schedule 01)	18
Group Leader (Wage Schedule 03)	19
Group Leader (Wage Schedule 11)	17
Group Leader (Wage Schedule 14)	4	(8*)	(7**)
Group Leader (Wage Schedule 15)	5	(10*)	(7**)
Group Leader (Wage Schedule 21)	1	(5*)	(7**)
House Service Attendant	1	(2*)	(7**)
Lamp and Key Technician	17
Large Systems Technician	19

3

Lounge Room Attendant	1	(2*)	(7**)
Mail Carrier/Coin Collector	6	(7**)
Mail Clerk	1	(7**)
Materials Distribution Specialist - Seasonal	1	(7**)
Materials Distribution Specialist Level 1	10
Materials Distribution Specialist Level 2	10
Materials Transportation Specialist Level 1	12
Materials Transportation Specialist Level 2	12
Network Analyst	19
Network Construction - Seasonal	1	(7**)
Network Helper - Lincoln & Territory	5	(7**)
Network Radio Technician - Lincoln & Territory	19
Network Technician - Lincoln & Territory	18
Outside Plant Technician	16
PBX Operator	5	(7**)
PBX Technician - Lincoln & Territory	18
Receiving Clerk	5	(11*)	(7**)
Receptionist	1	(7**)
Repair Service Attendant	8
Senior Clerk - Lincoln & Territory	18
Service Clerk	5	(7**)
Service Representative	9
Shipping Clerk	5	(11*)	(7**)
Small Systems Technician	12
	(13 effective 05/01/02)
	(16 effective 05/20/02)
Stenographer	3	(5*)	(7**)
Technician - Customer Fulfillment Level 1	18
Technician - Customer Fulfillment Level 2	18
Technician - Digital Services Level 1	18
Technician - Digital Services Level 2	18
Technician - Network Construction Level 1	18
Technician - Network Construction Level 2	18
Technician - Network Switching Level 1	18
Technician - Network Switching Level 2	18
Technician - Network Transport Level 1	18
Technician - Network Transport Level 2	18
Technician - Service Assurance Level 1	18
Technician - Service Assurance Level 2	18
Telephone Repair Center Test Technician	18
Toll Investigation Clerk	6	(7**)
Tool and Furniture Repairer	17
Trouble Analyst	18
Wire Installation Technician	1	(7**)
Wire Technician	3	(7**)

*  Pension Band numbers in parenthesis are applicable only to members who have been in the job classification continuously from October 15, 1983.

**   This Pension Band applies to all Members who are Active Employees as of January 1, 2005.

(A-2)   As similarly situated new job classifications are adopted by the Employer, or existing job classifications are deleted by the Employer, the
 Committee may, by resolution, incorporate such additions or deletions appropriately into Table I above.

(A-3)   The retirement Benefit of a Member promoted or transferred to a job classification in a higher Pension Band shall be determined for all years of service on the basis of the monthly Benefit of the higher band after 60 consecutive months in such band. In the event a period of 60 consecutive months is not completed subsequent to such promotion or transfer, the monthly Benefit shall be determined on the basis of the Pension Band from which such Member was first promoted or transferred during such 60-month period for all service prior to such promotion or transfer, plus the monthly Benefit of the band or bands to which promoted or transferred for all service in such band or bands. For purposes of this paragraph, promotions and transfers are defined as changes in job classification or location involving a change to a higher Pension Band.

(A-4)   The retirement Benefit of a Member who was demoted or transferred to a job classification in a lower Pension Band will be determined for all years of service on the basis of the monthly benefit of the higher band, as in effect at the time of the demotion or transfer, until such time as the monthly Benefit of the lower band produces a higher benefit, providing the Employee had been in the higher band for a period of at least 60 consecutive months. If the period of Credited Service in the higher band was less than 60 consecutive months, the retirement Benefit for that portion of the Member's Credited Service shall be determined at the greater of:

the then current monthly Benefit of the higher band, as in effect at the time of the demotion or transfer; or the current monthly Benefit applicable to the lower band;

and the remaining portion of the Member's Credited Service shall be determined at the current monthly Benefit rate applicable to the lower band. For purposes of this paragraph, demotions and transfers are defined as changes in job classification or location involving a change to a lower Pension Band.

(A-5)   The retirement Benefit of a Member promoted, demoted, or transferred after December 31, 1980, to a job classification listed in Table I above from another job classification not so listed, and who then retires within 60 months, shall be the sum of (i) the retirement Benefit determined under the provisions of the Plan other than this Appendix MM as of the last day in the former non-listed job classification; plus (ii) the amount determined under the provisions of this subsection (2)(A) for Credited Service in the new job classification. If such Member retires more than 60 months after such promotion, demotion, or transfer, the retirement Benefit shall be the greater of (i) the amount determined under the provisions of this subsection (2)(A) for all years of service, or (ii) an amount determined in the manner described above for a Member who retires within 60 months after such promotion, demotion, or transfer.

(A-6)   The tables in this Section set forth monthly retirement values per year of Credited Service for each Pension Band and are applicable to retirements commencing in the years as specified in the tables. The three columns in each table set forth values, by year of retirement, to be multiplied by the applicable number of years of Credited Service.

(i)     The rates in column (1) are applicable to the first 25 years, or portion thereof.

(ii)    The rates in column (2) are applicable only to the next succeeding 5 years, or portion thereof (years 25.001 through 30).

(iii)    The rates in column (3) are applicable only to the years in excess of 30.

Monthly retirement Benefits shall be equal to the sum of the products of (i), (ii), and (iii) above.

[CONTINUED NEXT PAGE]

TABLE II
OF APPENDIX MM

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS COMMENCING DUE TO TERMINATION OF EMPLOYMENT ON OR AFTER
JANUARY 1, 2005 AND PRIOR TO JANUARY 1, 2006

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS	THROUGH 30	30.001

1 - 6	No Longer Used	No Longer Used	No Longer Used
7	33.52	35.22	36.89
8	34.66	36.39	38.15
9	35.80	37.59	39.37
10	36.90	38.79	40.60
11	38.03	39.96	41.86
12	39.16	41.13	43.07
13	40.31	42.31	44.34
14	41.46	43.49	45.57
15	42.54	44.69	46.80
16	43.68	45.88	48.05
17	44.81	47.03	49.30
18	45.93	48.25	50.51
19	47.04	49.40	51.77
20	48.20	50.61	53.05
21	49.33	51.81	54.25

TABLE II
OF APPENDIX MM

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS COMMENCING DUE TO TERMINATION OF EMPLOYMENT ON OR AFTER
JANUARY 1, 2006 AND PRIOR TO JANUARY 1, 2007

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS	THROUGH 30	30.001

1 - 6	No Longer Used	No Longer Used	No Longer Used
7	34.19	35.92	37.63
8	35.35	37.12	38.91
9	36.52	38.34	40.16
10	37.64	39.57	41.41
11	38.79	40.76	42.70
12	39.94	41.95	43.93
13	41.12	43.16	45.23
14	42.29	44.36	46.48
15	43.39	45.58	47.74
16	44.55	46.80	49.01
17	45.71	47.97	50.29
18	46.85	49.22	51.52
19	47.98	50.39	52.81
20	49.16	51.62	54.11
21	50.31	52.85	55.34

TABLE II
OF APPENDIX MM

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS COMMENCING DUE TO TERMINATION OF EMPLOYMENT ON OR AFTER
JANUARY 1, 2007 AND SUBSEQUENT YEARS

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS	THROUGH 30	30.001

1 - 6	No Longer Used	No Longer Used	No Longer Used
7	34.87	36.64	38.38
8	36.06	37.86	39.69
9	37.25	39.11	40.96
10	38.39	40.36	42.24
11	39.57	41.58	43.55
12	40.74	42.79	44.81
13	41.94	44.02	46.13
14	43.14	45.25	47.41
15	44.26	46.49	48.69
16	45.44	47.74	49.99
17	46.62	48.93	51.30
18	47.79	50.20	52.55
19	48.94	51.40	53.87
20	50.14	52.65	55.19
21	51.32	53.91	56.45

TABLE II
OF APPENDIX MM
(CONTINUED)

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS COMMENCING JANUARY 1, 2002 THROUGH
DECEMBER 31, 2004 (HISTORICAL)

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS	THROUGH 30	30.001

1	$26.22	$27.54	$28.84
2	27.31	28.71	30.07
3	28.45	29.87	31.30
4	29.57	31.02	32.52
5	30.66	32.18	33.70
6	31.77	33.33	34.93
7	32.86	34.53	36.17
8	33.98	35.68	37.40
9	35.10	36.85	38.60
10	36.18	38.03	39.80
11	37.28	39.18	41.04
12	38.39	40.32	42.23
13	39.52	41.48	43.47
14	40.65	42.64	44.68
15	41.71	43.81	45.88
16	42.82	44.98	47.11
17	43.93	46.11	48.33
18	45.03	47.30	49.52
19	46.12	48.43	50.75
20	47.25	49.62	52.01
21	48.36	50.79	53.19

(B)      Reserved.

(3)	With respect to an Employee who has completed 20 years of Credited Service, the minimum normal retirement Benefit shall be One Hundred

10

and Fifty Dollars ($150) per month. Effective January 1, 1979, the minimum monthly normal retirement Benefit with respect to an Employee who has completed at least 20 years of Credited Service shall be the amount stated in the following table:

TOTAL YEARS OF CREDITED SERVICE	MINIMUM MONTHLY BENEFIT
20 But Less Than 21 Years	$152.50
21 But Less Than 22 Years	162.50
22 But Less Than 30 Years	170.00
30 But Less Than 40 Years	180.00
40 or More Years	190.00

(4)
With respect to an Employee who has completed at least 15 years but less than 20 years of Credited Service, the minimum normal retirement Benefit shall be Seven Dollars and Fifty Cents ($7.50) per month for each year of Credited Service.

(5)	Reserved.
(6)	Reserved.

4. Effective as of September 16, 2005, but only for Participants who incur a Termination of Employment on or after such date, a new sentence is added to the end of Section 13.03(c)(ii) of the Plan to provide as follows:

"Current Compensation" shall include any salary deferrals to a cash or deferred arrangement as defined in Section 401(k) of the Code.

5. Effective as of September 16, 2005, but only for Participants who incur a Termination of Employment on or after such date, a new sentence is added to the end of Section 13.05(c)(ii) of the Plan to provide as follows:

 "Current Compensation" shall include any salary deferrals pursuant to a cash or deferred arrangement as defined in Section 401(k) of the Code.

PART C

6. Effective for distributions commencing on or after March 28, 2005, Section 11.06 of the Plan is amended to provide as follows:

11.06 Payment of Small Pensions

Notwithstanding any other provision of the Plan (including, but not limited to, any Appendix) to the contrary, the following shall apply:

(a)	Deemed Cash-Out. If a Participant's vested Accrued Pension is zero, the Participant shall be deemed to have received a distribution of the entire benefit to which he was entitled under the Plan on the date his employment with the Controlled Group terminated, in lieu of all other benefits under the Plan.

(b)
Automatic Cash-Out. If the Actuarial Equivalent of a Participant's vested Accrued Pension does not exceed $1,000, the Pension shall be paid as soon as reasonably practicable following the Participant's Termination of Employment in a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension, provided that any such single sum payment may be made with respect only to a Pension the payment of which has not commenced.

(c)
Bargaining Participant Elective Cash-Out. If a Participant is a "Bargaining Participant" who has not attained Normal Retirement Age, and the Actuarial Equivalent of the Participant's vested Accrued Pension exceeds $1,000, but does not exceed $3,500, at the time of commencement, the Participant (without the consent of the Participant's Spouse, if any, and without being provided or offered the qualified joint and survivor annuity or any other form of payment) may elect in accordance with rules established by the Plan Administrator to receive a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension. The Plan Administrator shall furnish the Participant with a written description of the terms and conditions of the Participant's election within the 60-day period ending 30 days before the date as of which the Participant's Pension is to commence. If a Participant is a "Bargaining Participant" who has attained Normal Retirement Age, and the Actuarial Equivalent of the Participant's vested Accrued Pension exceeds $1,000, but does not exceed $3,500, at the time of commencement, the Pension shall be paid as soon as reasonably practicable following the later of the Participant's Termination of Employment or attainment of Normal Retirement Age in a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension.

(d)
Non-Bargaining Participant Elective Cash-Out. If a Participant is a "Non-Bargaining Participant" who has not attained Normal Retirement Age, and the Actuarial Equivalent of the Participant's vested Accrued Pension exceeds $1,000, but does not exceed $5,000, at the time of commencement, the Participant (without the consent of the Participant's Spouse, if any, and without being provided or offered the qualified joint and survivor annuity or any other form of payment) may elect in accordance with rules established by the Plan Administrator to receive a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension. The Plan Administrator shall furnish the Participant with a written description of the terms and conditions of the Participant's election within the 60-day period ending 30 days before the date as of which the Participant's Pension is to commence. If a Participant is a "Non-Bargaining Participant" who has attained Normal Retirement Age, and the Actuarial Equivalent of the Participant's vested Accrued Pension exceeds $1,000, but does not exceed $5,000, at the time of commencement, the Pension shall be paid as soon as reasonably practicable following the later of the Participant's Termination of Employment or attainment of Normal Retirement Age in a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension.

(e)
Cash-Out Definitions. For purposes of this Section 11.06, a "Bargaining Participant" shall mean a Participant who, on the last date on which he was an employee of a member of the Controlled Group, was covered by a collective bargaining agreement that provided for his participation in the Plan, except for a member covered by a collective bargaining agreement providing for coverage under Appendix MM to Section

13.37. For purposes of this Section 11.06, a "Non-Bargaining Participant" is a Participant who is not a Bargaining Participant.

(f)
Cash-Out Actuarial Equivalent. For purposes of this Section 11.06, Actuarial Equivalent for determining the single sum payment shall be determined on the basis of paragraph (i) of subsection (a) of Section 1.03, but without regard to clause (B) of paragraph (i) of subsection (a) of Section 1.03, provided that, if an Appendix provides different mortality and interest assumptions for determining a single sum with respect to part (or all) of the vested Accrued Pension, those mortality and interest assumptions shall apply to determine the single sum for that part of the vested Accrued Pension.

(g)
Override. The foregoing provisions of this Section 11.06 shall apply in lieu of any mandatory single sum payment provisions of the Plan, including Section 5.3 of Appendix I to Section 13.09, Section 11.10S of Appendix S to Section 13.19, Section 6 of Article VI of Appendix T to Section 13.19, Section 4.06(a) of Appendix MM to Section 13.37 and Section 6.6 of Appendix OO to Section 13.38.

PART D

7. Effective beginning as of December 31, 2005, a new subparagraph (L) is added to the end of paragraph (2) of subsection (d) of Section 1.01 of the Plan to provide as follows:

(L)
For purposes of applying Appendix OO to Section 13.38 to a Participant who is an Employee described in Section 11.1 of Appendix OO to Section 13.38 who has had a Change in Employment Status from Appendix OO to Section 13.38 to non-Appendix OO to Section 13.38, the benefit under Appendix OO to Section 13.38 shall be determined in accordance with the provisions of Appendix OO to Section 13.38 as in effect on the date of the Change in Employment Status, but (i) only with respect to Accredited Service for employment before January 1, 2006 (except for the eligibility purposes as provided in Article XI of Appendix OO to Section 13.38), and (ii) only with respect to the accrued benefit accrued before January 1, 2006, except that the offset for "Other Pension Plan" benefits in subsection (d) of Section 5.1 of Appendix OO to Section 13.38, if applicable, shall be based on the "Other Pension Plan" benefits earned before January 1, 2006.

8. Effective beginning as of December 31, 2005, subparagraph (H) of paragraph (2) of subsection (d) of Section 1.01 of the Plan is amended to provide as follows:

(H)
(i) For purposes of applying Appendix OO to Section 13.38 to a Participant who has had a Change in Employment Status prior to January 1, 2006 from Appendix OO to Section 13.38 with respect to employment covered by a collective bargaining agreement that provides for benefits under Appendix OO to Section 13.38 to non-Appendix OO to Section 13.38, or vice versa, the benefit under Appendix OO to Section 13.38 shall be determined in accordance with the provisions of Appendix OO to Section 13.38 (Accredited Service for employment before, on and after the Change in Employment Status and offset of "Other Pension Plan" benefits earned before, on and after the Change in Employment Status, in each case, as provided in Appendix OO to Section 13.38).

(ii) For purposes of applying Appendix OO to Section 13.38 to a Participant who has had a Change in Employment Status after December 31, 2005 from Appendix OO to Section 13.38 with respect to employment covered by a collective bargaining agreement that provides for benefits under Appendix OO to Section 13.38 to non-Appendix OO to Section 13.38, the benefit under Appendix OO to Section 13.38 shall be determined in accordance with the provisions of Appendix OO to Section 13.38 as in effect on the date of the Change in Employment Status, but (i) only with respect to Accredited Service for employment before the Change in Employment Status (except for eligibility purposes under Sections 4.3, 4.4 and 4.5, and, if applicable, eligibility purposes under subsection (b) of Section 5.1), and (ii) only with respect to the accrued benefit accrued before the Change in Employment Status, except that the offset for "Other Pension Plan" benefits in subsection (d) of Section 5.1 of Appendix OO to Section 13.38, if applicable, shall be based on the "Other Pension Plan" benefits earned before the Change in Employment Status.

(iii) For purposes of applying Appendix OO to Section 13.38 to a Participant who has had a Change in Employment Status after December 31, 2005 from non-Appendix OO to Section 13.38 to Appendix OO to Section 13.38 with respect to employment covered by a collective bargaining agreement that provides for benefits under Appendix OO to Section 13.38, the benefit under Appendix OO to Section 13.38 shall be determined in accordance with the provisions of Appendix OO to Section 13.38 (Accredited Service for employment before, on and after the Change in Employment Status and offset of "Other Pension Plan" benefits earned before, on and after the Change in Employment Status, in each case, as provided in Appendix OO to Section 13.38).

9. Effective beginning as of December 31, 2005, a new Article XI is added to the end of Appendix OO to Section 13.38 of the Plan to provide as follows:

ARTICLE XI CESSATION OF ACCRUALS FOR CERTAIN FORMER BARGAINING EMPLOYEES

11.1 Application The provisions of this Article XI are effective beginning as of December 31, 2005, and shall apply to an individual to whom Article IX and Article X are not applicable and who prior to December 31, 2005 was an Employee covered by a collective bargaining agreement providing for coverage under this Appendix OO and who on December 31, 2005 is not an Employee covered by a collective bargaining agreement providing for coverage under this Appendix OO.

11.2  Cessation of Benefit Accruals

(a) For periods after December 31, 2005, there shall be no benefit accruals under this Appendix OO (including, but not limited to, Schedule I to Appendix OO) with respect to an Employee described in Section 11.1, including, but not limited to, any crediting of Accredited Service under this Appendix OO (including, but not limited to, "GTE Service" under Schedule I to Appendix OO) with respect to an Employee described in Section 11.1.

(b) Notwithstanding the provisions of paragraph (a) of this Section 11.2:

(i) Reserved.

(ii) An Employee described in Section 11.1 shall be credited with Accredited Service under this Appendix OO for periods after December 31, 2005, solely for eligibility purposes under Sections 4.3, 4.4, and 4.5, and if applicable, eligibility purposes under subsection (b) of Section 5.1.

                           (iii) For an Employee described in Section 11.1 who is eligible for a Service Pension under Section 5.1 and begins receiving his Service Pension as of any date on or after his Normal Retirement Date, the following shall apply:  The amount determined under subsection (a) of Section 5.1 shall not be less than the amount the Employee would receive if the Employee's benefit were determined under Section 5.3 with respect to the Employee's Accredited Service for employment prior to January 1, 2006.

(iv) For an Employee described in Section 11.1 who is eligible for a Service Pension under Section 5.1 and who begins receiving his Service Pension as of any date that precedes his Normal Retirement Date, the following shall apply: The amount determined under subsection (a) of Section 5.1 shall not be less than the amount the Employee would receive if the Employee's benefit commencing at or after his Normal Retirement Date were determined under Section 5.3 with respect to the Employee's Accredited Service for employment prior to January 1, 2006. If the Employee has an accrued benefit under this Appendix OO that is equal to or greater than the applicable amount determined under subsection (c) of Section 5.1 with respect to the Employee's Accredited Service for employment prior to January 1, 2006, the amount determined under subsection (b) of Section 5.1 shall not be less than the applicable amount determined under subsection (c) of Section 5.1 with respect to the Employee's Accredited Service for employment prior to January 1, 2006.

(v) An Employee described in Section 11.1 who becomes covered by a KY collective bargaining agreement shall accrue benefits under this Appendix OO in the manner and to the extent, if any, provided for an Employee covered by a KY collective bargaining agreement.

(vi) For purposes of this paragraph (b), the terms "Alltel collective bargaining agreement," "ALIANT collective bargaining agreement," and "KY collective bargaining agreement" (and variations of such terms) shall have the meanings given those terms in paragraph (1) of subsection (d) of Section 1.01 of the Plan.

11.3. Overriding Provisions The provisions of this Article XI shall apply notwithstanding any other provision of the Plan to the contrary.

10. Effective beginning as of December 31, 2005, the last sentence of subparagraph (i) of paragraph (b) of Section 8.2 of Appendix OO to the Plan is amended to provide as follows:

For an Employee who is described in Section 8.1 and to whom subsection (a) of Section 7.7 of this Appendix OO applies, subsection (a) of Section 7.7 of this Appendix OO shall be applied by taking into account amounts earned after December 31, 2002 and prior to January 1, 2006 in determining the Employee's "Total Monthly Compensation" (as defined in and used for purposes of Article XXII of the Former Plan).

11. Effective beginning as of December 31, 2005, the last sentence of subparagraph (i) of paragraph (b) of Section 9.2 of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

For an Employee who is described in Section 9.1 and to whom subsection (a) of Section 7.7 of this Appendix OO applies, subsection (a) of Section 7.7 of this Appendix OO shall be applied by taking into account amounts earned after December 31, 2003 and prior to January 1, 2006 in determining the Employee's "Total Monthly Compensation" (as defined in and used for purposes of Article XXII of the Former Plan).

12. Effective beginning as of December 31, 2005, the last sentence of subparagraph (i) of paragraph (b) of Section 10.2 of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

For an Employee who is described in Section 10.1 and to whom subsection (a) of Section 7.7 of this Appendix OO applies, subsection (a) of Section 7.7 of this Appendix OO shall be applied by taking into account amounts earned after December 31, 2004 and prior to January 1, 2006 in determining the Employee's "Total Monthly Compensation" (as defined in and used for purposes of Article XXII of the Former Plan).

13. Effective beginning as of December 31, 2005, clause (i) of paragraph (b) of Section 2 of Article VII of Appendix T of Section 13.19 of the Plan is amended to provide as follows:

(i) The Average Annual Compensation of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII shall take into account amounts earned on and after March 5, 1995 and prior to January 1, 2006, or with respect to an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status and prior to January 1, 2006 that would be included in the Employee's Average Annual Compensation, if any, but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan. Furthermore, the "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T) of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII shall take into account amounts earned on and after March 5, 1995 and prior to January 1, 2006, or, with respect to an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status and prior to January 1, 2006 that would be included in the Employee's "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T), if any, but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan.

14. Effective beginning as of December 31, 2005, a new Article XXIV is added to the end of the Plan to provide as follows:

ARTICLE XXIV
CLOSING OF PARTICIPATION AND CESSATION OF ACCRUALS

24.01    Closing of Participation

Notwithstanding any other provision of the Plan to the contrary, any person who has not become a Participant on or before December 31, 2005 shall not thereafter become a Participant, except that an Employee covered by a collective bargaining agreement between an Employer and a representative of such Employee may become a Participant as agreed to by the Employer and representative of such Employee in such collective bargaining agreement.

24.02	Cessation of Benefit Accruals

(a)       Notwithstanding any other provision of the Plan to the contrary, except as provided for a Participant described in paragraph (b) of this Section 24.02 and as provided for a Participant who is covered by a collective bargaining agreement providing for coverage under the Plan, for periods after December 31, 2005, there shall be no further benefit accruals under the Plan.

By way of illustration and not of limitation, the Participant's Accrued Pension under Section 1.01(b) and/or Section 1.01(c) shall be determined as if the
Participant's employment with the Controlled Group terminated as of the earlier of December 31, 2005 or the date of the Participant's Termination of Employment and based on the Participant's Average Monthly Compensation (or other compensation) and Benefit Service (or other service) as of the earlier of December 31, 2005 or the date of the Participant's Termination of Employment. The cessation of benefit accruals under this Section 24.02 shall not affect the crediting of Vesting Years of Service (or other service) toward eligibility for an Early Retirement Pension under Section 10.02 or a deferred Vested Pension under Section 10.04 (or other early retirement pension, deferred vested pension or other benefit for which eligibility is limited by service).

(b)       For a person who is an Employee (other than as a leased employee) on December 31, 2005, who is a Participant as of December 31, 2005, who has attained 40 years of age as of December 31, 2005, and who has two or more Vesting Years of Service as of December 31, 2005, the following shall apply: Except as provided for a Participant who is covered by a collective bargaining agreement providing for coverage under the Plan, for periods after the earlier of December 31, 2010 or the date of such Participant's Termination of Employment, there shall be no further benefit accruals under the Plan for such Participant.

By way of illustration and not of limitation, the Participant's Accrued Pension under Section 1.01(b) and/or Section 1.01(c) shall be determined as if the
Participant's employment with the Controlled Group terminated as of the earlier of December 31, 2010 or the date of the Participant's Termination of Employment and based on the Participant's Average Monthly Compensation (or other compensation) and Benefit Service (or other service) as of the earlier of December 31, 2010 or the date of the Participant's Termination of Employment. The cessation of benefit accruals under this Section 24.02 shall not affect the crediting of Vesting Years of Service (or other service) toward eligibility for an Early Retirement Pension under Section 10.02 or a deferred Vested Pension under Section 10.04 (or other early retirement pension, deferred vested pension or other benefit for which eligibility is limited by service).

PART E

15. Effective for distributions commencing on or after January 1, 2006, Section 10.01LL(b) of Appendix LL to Section 13.37 of the Plan is amended to provide as follows:

(b)       With respect to the Participant's Aliant Benefit: A Participant whose Retirement occurs on or after his Normal Retirement Date shall be eligible for a normal retirement
    Pension commencing with the first day of the month following his Normal Retirement Date with respect to his Aliant Benefit in an amount equal to his Aliant Benefit.

16. Effective for distributions commencing on or after January 1, 2006, the first sentence of the second paragraph of Section 10.02LL(d) of Appendix LL to Section 13.37 of the Plan is amended to provide as follows:

The "Early Retirement Benefit" shall be monthly payments commencing as early as the first day of the month following the Participant's early retirement date or on the first day of the month following the exhaustion of any Employer-financed disability benefits and in an amount equal to his Aliant Benefit.

17. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, the first sentence of Section 10.03 of the Plan is amended to provide as follows:

A Participant who is covered by a collective bargaining agreement providing for coverage under the Plan, has 10 or more Vesting Years of Service, and has a Termination of Employment due to his Total and Permanent Disability prior to the attainment of age 65 shall be eligible for a Disability Retirement Pension until the earlier of (1) the earlier of (i) the death of such retired Participant or (ii) the retired Participant's recovery from his Total and Permanent Disability, or (2) the retired Participant begins to receive an Early Retirement Pension or Normal Retirement Pension.

18. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, Section 13.05(e) of the Plan is amended to provide as follows:

(e)       Minimum Disability Retirement Pension. - For a Participant who is covered by a collective bargaining agreement providing for coverage under the Plan, and who, upon his Disability Retirement, has attained age 45 and completed 10 Vesting Years of Service, a monthly amount calculated in accordance with subsection (d) above.

19. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, Section 10.03Q of Appendix Q to Section 13.17 of the Plan is amended to provide as follows:

10.03Q      Reserved.

20. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, Section 10.03S of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

10.03S     Reserved.

21. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, Section 4 of Article IV of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

4.     Reserved.

22. Effective January 1, 2006, but only for Participants who incur a Termination of Employment on or after such date, Section 4.4 of Article IV of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

                 4.4      Disability Retirement Any Employee covered by a collective bargaining agreement providing for coverage under the Plan with 15 or more years of Accredited Service shall be entitled to a Disability Pension if he becomes Disabled. The normal Pension Commencement Date of the Disability Pension shall be the first day of the month next following the Employee's Normal Retirement Date. However, the Employee may elect, in accordance with Section 6.8 to have his Disability Pension commence as of the first day of any month preceding his Normal Retirement Date.

23. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 13.08(g) of the Plan is amended to provide as follows:

(g)           Minimum Death Benefit - The surviving spouse, if any, of a Participant who an Employee covered by a collective bargaining agreement providing for coverage under the Plan or who on his Termination of Employment was an Employee covered by a collective bargaining agreement providing for coverage under the Plan and who dies prior to commencement of his Pension but after (i) his Normal Retirement Date or (ii) after having attained 10 or more Vesting Years of Service shall be entitled to receive a Qualified Preretirement Survivor Annuity based on the assumption that the Participant retired on the date of his death with a Pension determined under the provisions of subsection (c), (d) or (f) above, as applicable.

24. Effective January 1, 2006, for distributions commencing on or after that date, Section 10.04Q(f)(i) of Appendix Q to Section 13.17 of the Plan is amended to provide as follows:

(f)(i)    A former Participant who has at least 5 Vesting Years of Service but who is not eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Disability
Retirement Pension shall be entitled to a Deferred Vested Pension with respect to his SLT Benefit. The monthly Pension of a former Participant eligible for a Deferred Vested Pension with respect to his SLT Benefit shall be equal to his Accrued Pension attributable to his SLT Benefit. The Deferred Vested Pension with respect to the SLT Benefit of a former Participant shall commence as of the first day of the month coinciding with or next following his attainment of age 65, except that a former Participant who has attained age 55 may elect to commence as of the first day of any month which is prior to his Normal Retirement Date and after he attains age 55, but if his Deferred Vested Pension attributable to his SLT Benefit commences prior to his Normal Retirement Date, it shall be actuarially reduced from Normal Retirement Date to the early commencement date on the basis of the assumptions used to determine Actuarial Equivalence under Section 1.03Q.

25. Effective January 1, 2006, a new paragraph is added to the end of Section 11.05Q of Appendix Q to Section 13.17 of the Plan to provide as follows:

If both the Participant and the Beneficiary (or beneficiaries) with respect to his SLT Benefit designated by him die after the date that the Participant's SLT Benefit commences under the Plan, but before the full payment has been effected under any option under this Appendix Q providing for payments for a period certain, the commuted value of the payments for the remainder of the period certain shall be paid in a lump sum to any contingent beneficiary designated by the Participant, or if the Participant has not designated a contingent beneficiary, the contingent beneficiary designated by the Beneficiary with respect to his SLT Benefit; provided, however, that if no person so designated is living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable to the estate of such Beneficiary with respect to his SLT Benefit in a lump sum.

26. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 12.01Q of Appendix Q to Section 13.17 of the Plan is amended to provide as follows:

12.01Q      Death Prior to Pension Commencement

The provisions for determining the monthly Qualified Preretirement Survivor Annuity under subsections (a)-(e) of Section 12.01 shall be applied separately to the Accrued Pension of the Participant attributable to his SLT Benefit. In determining the monthly Qualified Preretirement Survivor Annuity with respect to his SLT Benefit, calculation of the SLT Benefit and references to the time and form of payment with respect to the SLT Benefit shall be determined under this Appendix Q (including applying the age and service requirements and benefit calculation provisions of Sections 10.02(c)Q and 10.04Q, as applicable, and the deemed form of payment of 11.01(b)Q(b)(2).

27. Effective January 1, 2006, for distributions commencing on or after that date, Section 10.04S(h) of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(h)   Reserved.

28. Effective January 1, 2006, Section 10.04S(i) of Appendix S to Section 13.19 of the Plan is amended to provide as follows

(i)   Reserved.

29. Effective January 1, 2006, Section 10.04S(j) of Appendix S to Section 13.19 of the Plan is amended to provide as follows

(j)   Reserved.

30. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 6.a of Attachment I to Appendix S to Section 13.19 of the Plan is amended to provide as follows:

a.   Reserved.

31. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 5.a of Attachment II to Appendix S to Section 13.19 of the Plan is amended to provide as follows:

a.   Reserved.

32. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 12.01S(g) of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(g)     The normal Pension Commencement Date of a Qualified Preretirement Survivor Annuity shall be the first day of the month next following the later of the deceased Participant's Normal Retirement Age or the date of his death. However, his surviving Spouse may elect to commence a Qualified Preretirement Survivor Annuity with respect to the Participant's GTE Benefit at any time prior to the date the deceased Participant would have attained his Normal Retirement Age, but in no event earlier than the earliest date on which the deceased Participant could have elected to receive a retirement pension if he had not died and had earned no additional Benefit Service or Accredited Service under the Plan. The provisions of subsection (c) of Section 12.01 shall not apply with respect to a Participant's GTE Benefit.

33. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 12.01S(h) of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(h)   If a Spouse elects, in accordance with paragraph (g) of this Section 12.01S, to have the Qualified Preretirement Survivor Annuity with respect to the deceased Participant's
GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan commence as of a date preceding the deceased Participant's Normal Retirement Age, the amount of such Qualified Preretirement Survivor Annuity shall be reduced in accordance with subparagraph (ii) of paragraph (c) of this Section 10.02S if the deceased Participant had met the age and service requirements for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan at his Termination of Employment; otherwise, the Qualified Preretirement Survivor Annuity with respect to the deceased Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Benefits.

34. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 12.01S(i) of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(i)     If a Spouse elects, in accordance with paragraph (g) of this Section 12.01S, to have the Qualified Preretirement Survivor Annuity with respect to the deceased
Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions commence as of a date preceding the deceased Participant's Normal Retirement Age, the amount of such Qualified Preretirement Survivor Annuity shall be reduced in accordance with subparagraph (ii) of paragraph (d) of this Section 10.02S if the deceased Participant had met the age and service requirements for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions at his Termination of Employment; otherwise, the Qualified Preretirement Survivor Annuity with respect to the deceased Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Benefits.

35. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 4(b) of Article V of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

(b)     The normal Pension Commencement Date of a Spouse's Pension shall be the first day of the month next following the later of the deceased Employee's Normal
  Retirement Date or the date of his death. However, his surviving Spouse may elect, in accordance with Section 8 of Article VI of this Appendix T, to commence that the
  Pension Commencement Date shall be the first day of any month before the deceased Employee's Normal Retirement Date and after the month of the Employee's death, provided that the Pension Commencement Date shall not be earlier than the earliest date on which the deceased Employee could have elected to receive a Pension if he had not died and had earned no additional Accredited Service under the Plan.

36. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 4(c) of Article V of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

(c)      If a Spouse elects, in accordance with subsection (b) above, to have the Spouse's Pension commence as of a date preceding the deceased Employee's Normal Retirement
  Date, the amount of the Spouse's Pension (1) shall be reduced in accordance with paragraph (b) of Section 1 of Article V of this Appendix T if the deceased Participant had met the age and service requirements for Early Retirement specified in Section 3 of Article IV of this Appendix T at the time his employment terminated with the
  Company and the Affiliates, and (2) otherwise, shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement
  Factors for Deferred Vested Benefits, except that the factor shall be 100% in the case of a Disability Retirement with respect to the Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions.

37. Effective January 1, 2006, for distributions commencing on or after that date, Section 4(d) of Article V of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

       (d)     Reserved.

38. Effective January 1, 2006, Section 4(e) of Article V of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

(e)     Reserved.

39. Effective January 1, 2006, Section 4(f) of Article V of Appendix T to Section 13.19 of the Plan is amended to provide as follows:

(f)     Reserved.

40. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 5.a of Attachment I to Appendix T to Section 13.19 of the Plan is amended to provide as follows:

a.     Reserved.

41. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 5.4(b) of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

(b)   In the case of a participant who is covered by a collective bargaining agreement providing for coverage under the Plan who dies before his Normal Retirement Date while in the service of a Control Group Affiliate (even if his death occurs during the period of Accredited Service described in Section 3.6(d)), the Spouse may elect, in accordance with Section 6.8, that the Pension Commencement Date of the Spouse's Pension shall be the first day of any month before the participant's Normal Retirement Date and after the month of the participant's death. The annual amount of a Spouse's Pension that commences before the participant's Normal Retirement Date in accordance with this subsection (b) shall not be reduced on account of such early commencement.

42. Effective January 1, 2006, but only with respect to deaths occurring on or after such date, Section 5(a) of Schedule I to Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

(a)    An Employee covered by a collective bargaining agreement providing for coverage under the Plan who is a Contel Participant shall be eligible under this Appendix OO to receive any ancillary benefit that is part of a Transitional Benefit or Special Minimum Benefit provided under Articles 14 and 15 of the Contel Plan, including, but not limited to, the Special Surviving Spouse Benefit that is provided for in Section 14.5 of the Contel Plan, but only with respect to the Contel Participant's Transitional Benefit or Special Minimum Benefit that has accrued as of January 31, 1993.

43. Effective for distributions commencing on or after April 1, 2006, Section 1.03 of the Plan is amended to provide as follows:

1.03     Actuarial Equivalent

Effective with respect to distributions commencing on or after April 1, 2006 and any single sum (lump sum) payment made as of a date on or after April 1, 2006:

   (a)        Any determination of actuarial equivalence required by the provisions of the Plan involving a Retirement, termination or death shall be made on the basis of tables prescribed from time to time by the Plan's Actuary; provided, however, that:

    (i)        With respect to a Non-Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of December 31, 1996 (and based on the Participant's age at the annuity starting date). In making a determination under this paragraph (i) with respect to an annuity with a deferred commencement date, consideration shall not be given to any benefits provided under Article XII.

(ii)       With respect to a Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of the last day of the last Plan Year ending prior to January 1, 2000 (and based on the Participant's age at the annuity starting date). In making a determination under this paragraph (ii) with respect to an annuity with a deferred commencement date, consideration shall not be given to any benefits provided under Article XII.

(iii)      Except as otherwise provided herein, any other actuarial equivalence shall be determined as follows: (A) for a Participant whose employment at his date of
Termination of Employment was covered by a collective bargaining agreement providing for coverage under the Plan, on the basis of the 1951 Basic Annuity Table projected to 1965 by Scale C with interest at 5% per annum and (B) for all other participants, on the basis of the RP-2000 Mortality Table for Combined Healthy lives equally weighted for male and female mortality projected to 2007, assuming 25% blue collar and 75% white collar employee participation, with interest at 5% per annum.

(iv)      For purposes of this subsection (a), the term "Transitioned Participant" shall mean a Participant who, on the earlier of the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) or the last date on which he was an employee of a member of the Controlled

Group, was covered by a collective bargaining agreement that provided for his particiation in the Plan, and the term "Non-Transitioned Participant" shall mean any Participant who is not a Transitioned Participant.

   (b)        For the purpose of Section 8.01, the present value of an Employee's accrued pension shall be on the basis of the RP-2000 Mortality Table for Combined Healthy lives equally weighted for male and female mortality projected to 2007, assuming 25% blue collar and 75% white collar employee participation, with interest at 5% per annum.

   (c)        Effective with respect to distributions made on or after January 1, 1988, actuarial equivalence of any single sum distribution payable prior to a Participant's Normal
            Retirement Age shall be determined as the present value of the single life annuity normal retirement form of benefit.

44. Effective for distributions commencing on or after April 1, 2006, Section 1.03Q(3) of Appendix Q to Section 13.15 of the Plan is amended to provide as follows:

       (3)           Other Purposes

Except as otherwise provided herein, actuarial equivalence for other purposes under the Plan with respect to a Participant's SLT Benefit shall be determined using the RP-2000 Mortality Table for Combined Healthy lives equally weighted for male and female mortality projected to 2007, assuming 25% blue collar and 75% white collar employee participation, with interest at 5% per annum.

45. Effective for distributions commencing on or after April 1, 2006, a new paragraph is added to the end of Section 23.02 of the Plan to provide as follows:

Notwithstanding the foregoing provisions of this Section 23.02, any optional form of benefit that is eliminated (including through a change in the definition of actuarial equivalence) on or after January 1, 2001 under the Plan shall be considered as eliminated for a similarly-situated Participant who has had a Termination of Employment prior to the date of elimination of the optional form and for whom the optional form of benefit payable was payable under the Plan or prior provisions of the Plan. Without limiting the foregoing, (i) a Participant who has had a Termination of Employment prior to April 1, 2006 and who at the date of his Termination of Employment was not covered by a collective bargaining agreement providing coverage under the Plan and for whom the predecessor to Section 1.03 was applicable shall have any optional form of benefit payable commencing on or after April 1, 2006 determined in accordance with Section 1.03, and (ii) a Participant who has had a Termination of Employment prior to April 1, 2006 and for whom the predecessor to Section 1.03Q of Appendix Q to Section 13.15 (including provisions of the Former Plan as defined in Appendix Q to Section 13.15) was applicable shall have any optional form of benefit payable commencing on or after April 1, 2006 determined in accordance with Section 1.03Q of Appendix Q to Section 13.15.

46. Effective for distributions commencing on or after April 1, 2006, Section 11.05(a)(4) of the Plan is amended to provide as follows:

(4)        Option D: The following Option D is only available with respect to a Participant who was an Employee covered by a collective bargaining agreement providing coverage under the Plan at his Termination of Employment: A reduced Pension payable during the joint lifetime of the Participant and the Participant's Spouse, and continuing thereafter in the same reduced amount for the life of the Spouse, or in the original unreduced amount for the life of the Participant.

47. Effective for distributions commencing on or after April 1, 2006, Section 11.05(a)(5) of the Plan is amended to provide as follows:

(5)        Option E: The following Option E is only available with respect to a Participant who was an Employee covered by a collective bargaining agreement providing coverage under the Plan at his Termination of Employment: A reduced Pension payable during the joint lifetime of the Participant and the Participant's Spouse, and continuing thereafter in an amount which is 50% of that reduced amount for the life of the Spouse, or in the original unreduced amount for the life of the Participant.

48. Effective for distributions commencing on or after April 1, 2006, Section 5.6.3 of Appendix I to Section 13.09 of the Plan is amended to provide as follows:

5.6.3    Joint and Reduced Survivor Annuity. This option provides for reduced pension payments to and for the life of the Participant and for the continuance of pension payments, if the Participant is survived by the contingent annuitant designated in accordance with Section 7.2 of this Appendix I, equal to 50% of such reduced pension amount for the then remaining life of the contingent annuitant. This option is the normal form of payment for a married Participant if the individual who was the Participant's spouse on his Annuity Starting Date is his contingent annuitant.

49. Effective for distributions commencing on or after April 1, 2006, Section 11.05S(g)(1) of Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(1)    A reduced level Pension payable for the life of the Participant, and continuing thereafter in an amount equal to 100%, 50% or 33-1/3%, as elected by the Participant, for the life of the Participant's Spouse or other designated Beneficiary, reduced in accordance with Table II - Joint and Survivor Factors.

50. Effective for distributions commencing on or after April 1, 2006, Section 6(a) of Article V of Appendix T of Section 13.19 of the Plan is amended to provide as follows:

(a)     Under the Joint-Survivor Pension, a reduced amount shall be payable to the Retired Employee for his lifetime. The Beneficiary, if surviving at the Retired Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100%, 50%, or 33-1/3%, as elected by the Employee, of the reduced amount which had been payable to the Retired Employee, determined without regard to subsection (d) of Section 1 of this Article V of this Appendix T, subject however to further reduction by the annual amount of the survivor benefit, if any payable to the Beneficiary from any Other Pension Plan.

51. Effective for distributions commencing on or after April 1, 2006, Section 5.5(b)(i) of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

(i)     The Qualified Joint and Survivor Annuity payable by default under subsection (a)(i), above, shall be a Joint-Survivor Pension under which a 50-percent survivor annuity is payable to the participant's Spouse as Beneficiary. A participant who is married on his Pension Commencement Date may elect to waive the default Qualified Joint and Survivor Annuity in favor of an alternative form of Qualified Joint and Survivor Annuity, which shall be a Joint-Survivor Pension under which a 100-percent survivor annuity is payable to the participant's Spouse as Beneficiary. A participant who is covered by a collective bargaining agreement providing for coverage under the Plan and who is married on his Pension Commencement Date also may elect to waive the default Qualified Joint and Survivor Annuity in favor of an alternative form of Qualified Joint and Survivor Annuity, which shall be a Joint-Survivor Pension under which a 66-2/3-percent annuity is payable to the participant's Spouse as Beneficiary. In addition, a participant who is married on his Pension Commencement Date may elect to waive the default Qualified Joint and Survivor Annuity in favor of a single life annuity or an optional form of benefit described in Section 5.6.

52. Effective for distributions commencing on or after April 1, 2006, Section 5.6(a)(i) of Appendix OO to Section 13.38 of the Plan is amended to provide as follows:

(i)     Under the Joint-Survivor Pension, a reduced amount shall be payable to the Retired Employee for his lifetime. The Beneficiary, if surviving at the Retired
Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100 percent, 50 percent, or 33-1/3 percent, as elected by the Employee, of the reduced amount that had been payable to the Retired Employee. An Employee who is covered by a collective bargaining agreement providing for coverage under the Plan also may elect a lifetime survivor benefit in an amount equal to 66-2/3 percent of the reduced amount that had been payable to the Retired Employee.

53. A new sentence is added to the end of Section 4(c)(1) of Schedule I to Appendix OO to Section 13.38 of the Plan to provide as follows:

Notwithstanding the foregoing provisions of this Paragraph 4(c)(1), except for an Employee who is covered by a collective bargaining agreement providing for coverage under the Plan at his Termination of Employment, the 66-2/3% qualified joint and survivor annuity provided under Section 4.6B of the Contel Plan shall not be an available optional form of benefit under the Plan for the Contel Participant.

54. Effective for distributions commencing on or after April 1, 2006, a new sentence is added to the end of Section 1.03H of Appendix H to Section 13.09 of the Plan to provide as follows:

Notwithstanding the foregoing provisions of this Section 1.03H, the amount payable under the optional form of payment described in Section 5.6.4 of Appendix I to this Section 13.09 (Social Security Adjustment Option) shall be calculated using the Applicable Interest Rate (as defined in Section 1.04-A) and Applicable Mortality Table (as defined in Section 1.04-B).

55. Effective for distributions commencing on or after April 1, 2006, a new sentence is added to the end of Section 5.65 of Appendix I to Section 13.09 of the Plan to provide as follows:

Notwithstanding the foregoing provisions of this Section 5.6.5, the amount payable under the form of payment described in Section 5.6.4 of this Appendix I (Social Security Adjustment Option) shall be calculated using the Applicable Interest Rate (as defined in Section 1.04-A) and Applicable Mortality Table (as defined in Section 1.04-B).

56. Effective January 1, 2006, a new sentence is added to the end of Section 1.37(a)(3) of the Plan to provide as follows:

Notwithstanding the foregoing provisions of this subsection (3), Hours of Service shall not be credited under this subsection (3) for periods on or after January 1, 2006 except for an Employee who at the commencement of the Leave of Absence is covered by a collective bargaining agreement providing for coverage under the Plan.

57. Effective January 1, 2006, for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h) of the Plan is amended to provide as follows:

(h)       Bridging

Notwithstanding any other provision of the Plan to the contrary, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under Section 10.04 of the Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Years of Service and Benefit Service restored if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5.

58. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)A of Appendix A to Section 13.02 of the Plan to provide as follows:

1.37(h)(A)  Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)A shall not result in the restoration of pre-termination Vesting Years of Service or Benefit Service with respect to any termination which occurred prior to July 12, 1979.

59. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)C of Appendix C to Section 13.04 of the Plan is amended to provide as follows:

1.37(h)C         Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)C shall not result in the restoration of pre-termination Vesting Service or Benefit Service with respect to any termination which occurred prior to January 1, 1981.

60. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)F of Appendix F to Section 13.07 of the Plan is amended to provide as follows:

1.37(h)F          Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)F shall not result in the restoration of pre-termination Vesting Service or Benefit Service with respect to any termination which occurred prior to November 1, 1983.

61. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)G of Appendix G to Section 13.08 of the Plan is amended to provide as follows:

1.37(h)G         Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Years of Service and years of Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)G shall not result in the restoration of pre-termination Vesting Years of Service or Benefit Service with respect to any termination which occurred prior to January 1, 1987.

62. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)H of Appendix H to Section 13.09 of the Plan is amended to provide as follows:

1.37(h)H         Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)H shall not result in the restoration of pre-termination Vesting Service or Benefit Service with respect to any termination which occurred prior to January 1, 1990.

63. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)S(a) to Appendix S to Section 13.19 of the Plan is amended to provide as follows:

(a)
Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5.

64. Effective January 1, 2006 for all persons except with respect to a Participant who has been re-employed and is an Employee on December 31, 2005, Section 1.37(h)LL to Appendix LL to Section 13.37of the Plan is amended to provide as follows:

1.37(h)LL       Bridging

Notwithstanding any other provision of this Plan, any former Participant who was covered by a collective bargaining agreement providing for coverage under the Plan on the date of his Termination of Employment, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who is re-employed in employment covered by a collective bargaining agreement (providing for eligibility under the Plan), shall have pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment in employment covered by a collective bargaining agreement providing coverage under the Plan is at least 5, provided, however, that this Section 1.37(h)LL shall not result in the restoration of pre-termination Vesting Service or Benefit Service with respect to any termination which occurred prior to January 1, 2002.

65. Effective January 1, 2006, a new Article XXV is added to the Plan to provide as follows:

ARTICLE XXV
SPECIAL REFUND OF MANDATORY EMPLOYEE CONTRIBUTIONS

25.01   Eligibility

 (a)  The provisions of this Article XXV shall apply to a Participant who had elected to make mandatory employee contributions to a Prior Plan as described in
Section 6.08A of Appendix A to Section 13.02, Section 7.05E of Appendix E to Section 13.06, or Section 2.4 of Appendix I to Section 13.09 and has not
withdrawn or otherwise commenced a benefit under the Plan with respect to such mandatory employee contributions, with interest (the "Mandatory Employee Contributions").

(b)   The provisions of Section 25.03 shall apply and be effective only upon receipt of a favorable determination letter from the Internal Revenue Service that the
Plan, as amended (with this Article XXV), continues to be qualified under Section 401(a) of the Code (the "Letter Date").

(c)   The provisions of this Article XXV shall not apply to an Employee who is covered by a collective bargaining agreement providing for coverage under the
Plan or was an Employee covered by a collective bargaining agreement providing for coverage under the Plan at his Termination of Employment.

25.02	Refund Election

(a)   As soon as reasonably practicable, the Plan Administrator shall furnish each Participant described in Section 25.01(a) with a notice and election (in the form and manner prescribed by the Plan Administrator) to make a one-time election to receive a refund of the Participant's Mandatory Employee Contributions. A Participant (without the consent of the Participant's Spouse, if any, and without being provided or offered the qualified joint and survivor annuity or any other form of payment) may elect during the 60-day period beginning with the date of the Plan's Administrator's furnishing of the notice and election described in this paragraph to receive a refund of the Participant's Mandatory Employee Contributions in the form of a single lump sum payment payable as of the end of the 60-day election period.

(b)   The Accrued Pension of any Participant who receives a refund of Mandatory Employee Contributions in accordance with this Section 25.02 shall not be reduced by the amount as of the date of the refund of the Accrued Pension of the Participant that is attributable to the Mandatory Employee Contributions.

25.03	Mandatory Refund

(a)    As soon as reasonably practical following the Letter Date, the Plan Administrator shall refund to each Participant who is described in Section 25.01(a) and has not received a refund of Mandatory Employee Contributions in accordance with Section 25.02 the Participant's Mandatory Employee Contributions through a single lump sum payment (without the consent of the Participant or the Participant's Spouse, if any, and without the Participant being provided or offered the qualified joint and survivor annuity or any other form of payment).

(b)   The Accrued Pension of any Participant who receives a refund of Mandatory Employee Contributions in a lump sum payment in accordance with this 25.03 shall not be reduced by the amount as of the date of the refund of the Accrued Pension of the Participant that is attributable to the Mandatory Employee Contributions.

PART F

66. Effective as of April 15, 2005, Section 13 of the Plan is amended by adding the following Section 13.48 thereto:

13.48     Employees of Cingular Wireless, LLC

(a) Effective Date - April 15, 2005.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX YY - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CINGULAR WIRELESS, LLC, which follows immediately  hereafter.

APPENDIX YY
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CINGULAR WIRELESS, LLC

Effective as of April 15, 2005, certain employees of Cingular Wireless, LLC ("Cingular") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective April 15, 2005, the Plan is modified as set forth below with respect to active employees of Cingular who became employees of the Controlled Group pursuant to the Purchase Agreement between Cingular and the Company effective April 15, 2005.

A.	Section 1.07 is modified by adding to the definition thereof the following:

1.07YY   "Basic Compensation" shall include only amounts earned on or after April 15, 2005.

B.	Section 1.14 is modified by adding to the definition thereof the following:

1.14YY   "Compensation" shall include only amounts earned on or after April 15, 2005.

C.	Section 1.37(g) is modified as follows:

1.37(g)YY    Vesting Service

(a)     Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)        Service Prior to April 15, 2005: An Employee's period(s) of employment with Cingular prior to April 15, 2005, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)       Service From and After April 15, 2005: In accordance with the provisions of Section 1.37(g).

(iii)      Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.	Section 1.37(d) is modified as follows:

1.37(d)YY     Benefit Service

(a)      The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

   (i)         Benefit Service Prior to April 15, 2005: None.

   (ii)   Benefit Service From and After April 15, 2005: In accordance with the provisions of Section 1.37(d).

E.	Section 1.37(f) is modified as follows:

1.37(f)YY       Eligibility Year of Service

(a)       A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)
Service Prior to April 15, 2005: An Employee's period(s) of employment with Cingular prior to April 15, 2005, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After April 15, 2005: In accordance with the provisions of Section 1.37(f).

(iii)
Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

PART G

67. Effective for purposes of determining required minimum distributions for calendar years beginning with the 2006 calendar year, Section 11.10 of the Plan is amended to provide as follows:

11.10    Limitation on Distributions

(a)    Provision Pursuant to Section 401(a)(14) of the Code. Unless the Participant otherwise elects by a written statement signed by him and submitted to the Plan
Administrator, the payment of benefits under the Plan to the Participant shall begin not later than the 60th day after the close of the Plan Year in which occurs the later of (i) the date on which the Participant attains age 65, (ii) the tenth anniversary of the year the Participant commenced participation in the Plan, and (iii) the date on which the Participant has a Termination of Employment.

(b)   Provision Pursuant to Section 401(a)(9) of the Code.. Notwithstanding any other provision of the Plan to the contrary, the following shall apply:

(i)     General Rules

(A)      The provisions of this Section 11.10(b) will apply for purposes of determining required minimum distributions for calendar years beginning with the 2006 calendar year.

(B)      All distributions required under this Section 11.10(b) will be determined and made in accordance with the Treasury regulations under Section 401
(a)(9) of the Code.

(C)       Notwithstanding the other provisions of this Section 11.10(b), other than Section 11.10(b)(i)(B), distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA.

   (ii)            Time and Manner of Distribution

(A)	The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

(B)	If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(I)
If the Participant's surviving Spouse is the Participant's sole designated beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(II)	If the Participant's surviving Spouse is not the Participant's sole designated beneficiary,

then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(III)	If there is no designated beneficiary, no survivor benefit shall be payable (except as otherwise provided by the Plan or required by law).

(IV)
If the Participant's surviving Spouse is the Participant's sole designated beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin (and a survivor benefit is payable in such circumstances under the Plan), this Section 11.10(b)(ii)(B), other than Section 11.10(b)(ii)(B)(I), shall apply as if the surviving Spouse were the Participant.

For purposes of this Section 11.10(b)(ii)(B) and Section 11.10(b)(v), distributions are considered to begin on the Participant's required beginning date (or, if Section 11.10(b)(ii)(B)(IV) applies, the date distributions are required to begin to the surviving Spouse under Section 11.10(b)(ii)(B)(I)). If annuity payments irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 11.10(b)(ii)(B)(I)), the date distributions are considered to begin is the date distributions actually commence.

(C)       Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year, distributions will be made in accordance with Sections 11.10(b)(iii), (iv) and  (v).  If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

(iii)       Determination of Amount to be Distributed Each Year

     (A)        If the Participant's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

   (I)   the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

   (II)   the distribution period will be over a life (or lives) or (if otherwise provided by the Plan) over a period certain not longer than the period described in Section 11.10(b)(iv) or (v);

   (III)  except as permitted in accordance with Q&A-13 of Treasury Regulation Section 1.401(a)(9)-6, once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

   (IV)  payments will either be nonincreasing or increase only as follows:

   (a)   by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

   (b)       to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Section 11.10(b)(iv) dies or is no longer the Participant's beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414
   (p) of the Code;

   (c)       to provide cash refunds of employee contributions upon the Participant's death;

   (d)       to pay increased benefits that result from a Plan amendment;

   (e)        as otherwise permitted in accordance with Q&A-14 of Treasury Regulation Section 1.401(a)(9)-6.

     (B)         The amount that must be distributed on or before the Participant's required beginning date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 11.10(b)(ii)(B)(I) or (II)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of  the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's required beginning date.

     (C)        Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(iv)	Requirements For Annuity Distributions That Commence During Participant's Lifetime

(A)          If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant's required beginning date to the designated beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Treasury Regulation Section 1.401(a)(9)-6. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

(B)          Unless the Participant's Spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity

distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9 for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9 plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the annuity starting date. If the Participant's Spouse is the Participant's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Section 11.10(b)(iv)(B), or the joint life and last survivor expectancy of the Participant and the Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the calendar year that contains the annuity starting date.

(v)	Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin

(A)   If the Participant dies before the date distribution of his or her interest begins and there is a designated beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Section 11.10(b)(ii)(B)(I) or (II), over the life of the designated beneficiary or over a period certain not exceeding:

(I)    unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

(II)   if the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the annuity starting date.

(B)   If there is no designated beneficiary, no survivor benefit shall be payable (except as otherwise provided by the Plan or required by law).

(C)   If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving Spouse is the Participant's sole designated beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this Section 11.10(b)(v) shall apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 11.10(b)(ii)(B)(I).

(vi)          Definitions

(A)      Designated beneficiary. For purposes of this Section 11.10(b), the term "designated beneficiary" means any individual designated as a
Beneficiary by the Participant and is the designated beneficiary under Section 401(a)(9) of the Code and Treasury Regulation Section 1.401(a)(9)-1, Q&A-4.

(B)          Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 11.10(b)(ii)(B).

    (C)   Life expectancy. Life expectancy as computed by use of the Single Life Table in Treasury Regulation Section 1.401(a)(9)-9.

(D)          Required beginning date. For purposes of this Section 11.10(b), the term "required beginning date" means  the April 1 following the later of the calendar year in which the Participant (I) attains age 70-1/2, or (II) retires; provided, however, that clause (II) shall not be applicable in the case of a Participant who is a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such Participant attains age 70-1/2, nor shall it be applicable in the case of Participant who attains age 70-1/2 on or after January 1, 1988. Notwithstanding anything to the contrary in the immediately preceding sentence, a Participant who attains age 70-1/2 within the calendar year 1997, 1998, 1999, or 2000 and is not a five percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such Participant attains age 70-1/2, may elect in the manner and form prescribed by the Plan Administrator (prior to the commencement of his Pension) to have clause (II) of the immediately preceding sentence apply to the Participant.

(vii)             Adjustment for Payment after Age 70-1/2. If payment of a Participant's retirement benefit commences after the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 in accordance with the foregoing provisions of this Section 11.10(b), the Participant's retirement benefit payable on the date on which benefits commence after employment with the Controlled Group terminates shall be the greater of (A) the Participant's retirement benefits otherwise payable upon his employment termination date or (B) an amount determined as follows in accordance with the "actuarially increase" provisions of Section 401(a)(9)(C)(iii) of the Code: the "Actuarial Equivalent" of the Participant's retirement benefits that would have been payable as of the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, plus the "Actuarial Equivalent" of additional benefits accrued after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, reduced by the "Actuarial Equivalent" of any distributions made after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2. For purposes of and notwithstanding the immediately preceding sentence: The amount in clause (A) shall be determined without regard to this Section 11.10(b)(vii); for purposes of clause (B) any additional benefits accrued after the April 1 of the calendar year in which the Participant attained age 70-1/2 shall be reduced by the actuarial increase provided under clause (B) in accordance with Section 411(b)(1)(H) of the Code; and in determining the amount in clause (B), the starting point for the period of actuarial increase shall not be earlier than January 1, 1997. Notwithstanding the definition of actuarial equivalent otherwise provided in the Plan, for purposes of this Section 11.10, but not with respect to benefits which accrued to the Participant under any Appendix to Article XIII, "Actuarial Equivalent" shall be computed on the basis of RP-2000 Mortality Table for Combined Healthy lives equally weighted for male and female mortality projected to 2007, assuming 25% blue collar and 75% white collar employee participation, with interest at 5% per annum.

68. Effective as if originally included in the January 1, 2001 Restatement of the Plan, Section 11.03 of the Plan is amended to provide as follows:

     11.03          Deferred Vested Pension

A deferred Vested Pension shall be payable to an eligible Participant commencing with the first day of the month following his 65th birthday, or, if later, following the month proper application is made therefor (but with payment in the normal form of payment and with payments retroactive to the first day of the month following his 65th birthday), or, in the case of an eligible Participant with 20 or more Vesting Years of Service, following any month between the ages of 55 and 65, or in the case of an eligible Participant with 15 or more but less than 20 Vesting Years of Service following any month between the ages of 60 and 65, in accordance with his election to receive a reduced amount under the provisions of Section 10.04, provided, in each case, that such Participant is alive, and shall be payable each month thereafter during the life of such Participant. The normal form of benefit for a married Participant is a Qualified Joint and Survivor Annuity with his Spouse as provided in Section 11.04. The normal form of benefit for all other Participants shall be a single life annuity. The last payment to the Participant shall be that made at the beginning of the month in which the death of such Participant occurs, except that if the Participant is receiving a Qualified Joint and Survivor Annuity as set forth in Section 11.04, then any payments to him and his Surviving Spouse shall be as set forth in Section 11.04

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 14 to Alltel Corporation Pension Plan (January 1, 2001 Restatement) to be executed on this 19th day of December, 2005.

ALLTEL CORPORATION

By: /s/ Scott T. Ford
Title: President and Chief Executive Officer